EXHIBIT 10.1

WAIVER AND EIGHTH AMENDMENT TO CREDIT AGREEMENT

This Waiver and Eighth Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of August 12, 2015, but effective as of June 30, 2015,  by and among PIONEER POWER SOLUTIONS, INC., a Delaware corporation (the “Borrower”), the direct and indirect Domestic Subsidiaries of the Borrower, as Guarantors, and BANK OF MONTREAL,  a Canadian chartered bank acting through its Chicago branch (the “Bank”).

PRELIMINARY STATEMENTS

A.The Borrower, the Guarantors and the Bank entered into a certain Credit Agreement, dated as of June 28, 2013 (the Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Bank waive certain financial reporting defaults and amend certain financial covenants, and the Bank is willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE,  for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.WAIVER.

The Borrower has failed to timely deliver the financial statements required by Section 8.5(c) (the “U.S. Financial Statements Default”), 8.5(d) (the “Consolidated Financial Statements Default”) and 8.5(e) (the “Canadian Financial Statements Default”), in each case for the fiscal year ended December 31, 2014  (collectively, the “Existing Defaults”).  The Borrower has requested that the Bank permanently waive the U.S. Financial Statements Default and the Canadian Financial Statements Default and waive the Consolidated Financial Statements Default through September 30, 2015.  Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Bank hereby permanently waives the U.S. Financial Statements Default and the Canadian Financial Statements Default and waives the Consolidated Financial Statements Default    through September 30, 2015, and only through September 30, 2015.  For further clarity, failure to deliver the audited financial statements required by Section 8.5(d) for the fiscal year ended December 31, 2014 by September 30, 2015 shall constitute an Event of Default under the Credit Agreement.  This waiver is limited to the matters and time periods expressly stated herein.  Except as specifically waived hereby, all of the terms and conditions of the Credit Agreement shall stand and remain in full force and effect.

In addition, the Bank hereby invokes its option to receive an unqualified audit report from BDO USA, LLP or its Canadian affiliates with respect to the financial statements of PECI for the fiscal year ending on or about December 31, 2015.

SECTION 2.AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

2.1.The definition of “EBITDA” appearing in Section 1.1 of the Credit Agreement (Definitions) shall be amended and restated in its entirety to read as follows:

“EBITDA” means, with reference to any period, Net Income for such period plus all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) federal, state, and local income taxes for such period, (c) depreciation of fixed assets and amortization (including, but not limited to, the amortization of any employee stock option (or similar) compensation plan) of (and other charges with respect to) intangible assets for such period, and (d) extraordinary fees or expenses not to exceed (i) $1,500,000 beginning January 1, 2015 and ending December 31, 2015 and for the period beginning January 1, 2016 and ending December 31, 2016,  and (ii) $1,000,000 during any twelve month period thereafter, in each case including any fees and expenses paid by the Loan Parties during such period in connection with this Agreement and the consummation of any Permitted Acquisition.  It is understood and agreed that the EBITDA for the trailing twelve month period of Pacific Power Systems Integration, Inc. prior to the acquisition by the Borrower shall be excluded from the calculation of EBITDA.

2.2.Clauses (d) and (e) of Section 8.23 of the Credit Agreement (Financial Covenants) shall be amended and restated in its entirety to read as follows:

(d)Reserved.

(e)Special Provision Regarding Financial Covenants. Notwithstanding the foregoing, if both (x) pursuant to Section 8.26(a), the calculated Total Leverage Ratio is less than or equal to (i) 3.15 to 1.00 for the period ending on December 31, 2014, (ii) 3.65 to 1.00 for the period ending on March 31, 2015, (iii) 5.00 to 1.00 for the period ending on June 30, 2015, (iv) 7.00 to 1.00 for the period ending on September 30, 2015, (v) 4.00 to 1.00 for the period ending on December 31, 2015, (vi) 3.25 to 1.00 for the period ending on March 31, 2016, and (vii) 2.75 to 1.00 for the period ending on June 30, 2016 and all periods thereafter, and

(y) pursuant to Section 8.26(b), the calculated Fixed Charge Coverage Ratio is greater than or equal to (i) 1.00 to 1.00 for the period ending on June 30, 2015, (ii) 0.50 to 1.00 for the period ending on September 30, 2015, (iii) 1.00 to 1.00 for the period ending on December 31, 2015,  and (iv) 1.25 to 1.00 for the period ending on March 31, 2016 and all periods thereafter, then the Loan Parties and their Non-Canadian Subsidiaries shall not be required to comply with the financial covenants set forth in Section 8.23(a), (b) and (c) or deliver such financial covenant calculations pursuant to Section 8.5(l).

2.3.Schedule I to Exhibit E to the Credit Agreement (Compliance Certificate) shall be replaced with Schedule I attached hereto.

SECTION 3.CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.The Borrower, the Guarantors and the Bank shall have executed and delivered this Amendment.

3.2.The Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request.

3.3.Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Bank and its counsel.

3.4.The Bank shall have received a non-refundable amendment fee of $7,500.

SECTION 4.REPRESENTATIONS.

In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof (a)  the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.MISCELLANEOUS.

5.1.The Borrower and the Guarantors heretofore executed and delivered to the Bank the Security Agreement and certain other Collateral Documents. The Borrower and the Guarantors hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Bank thereunder, the obligations of the Borrower and Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

5.2.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.3.The Borrower agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Bank.

5.4.This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Waiver and Eighth Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

PIONEER POWER SOLUTIONS, INC.

By	/s/ Andrew Minkow
Name	Andrew Minkow
Title	CFO

“GUARANTORS”

JEFFERSON ELECTRIC, INC.

By	/s/ Andrew Minkow
Name	Andrew Minkow
Title	CFO

PIONEER CRITICAL POWER INC.

By	/s/ Andrew Minkow
Name	Andrew Minkow
Title	CFO

PIONEER CUSTOM ELECTRICAL PRODUCTS CORP.

By	/s/ Andrew Minkow
Name	Andrew Minkow
Title	CFO

TITAN ENERGY SYSTEMS INC.

By	/s/ Andrew Minkow
Name	Andrew Minkow
Title	CFO

[SIGNATURE PAGE TO WAIVER AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

Accepted and agreed to.

BANK OF MONTREAL, acting through its Chicago Branch

By	/s/ Joseph W. Linder
Name	Joseph W. Linder
Title	Vice President

[SIGNATURE PAGE TO WAIVER AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE I

TO COMPLIANCE CERTIFICATE

PIONEER POWER SOLUTIONS, INC.

COMPLIANCE CALCULATIONS

FOR CREDIT AGREEMENT DATED AS OF JUNE 28, 2013, AS AMENDED

CALCULATIONS AS OF _____________, _______

CONSOLIDATED FINANCIAL CALCULATIONS (SECTION 8.26)

A.Total Leverage Ratio for the Loan Parties and their Subsidiaries (Section 8.26(a))
1.Funded Debt (per definition but modified)	$_________________
2.Net Income for past 4 quarters	$_________________
3.Interest Expense for past 4 quarters	$_________________
4.Federal, state and local income taxes for past 4 quarters	$_________________
5.Depreciation and amortization for past 4 quarters	$_________________
6.Extraordinary fees or expenses for past 4 quarters	$_________________
7.Sum of Lines A2-A6 (EBITDA)	$_________________
8.Adjustments per definition of Adjusted EBITDA	$_________________
9.Sum of Line A7 and A8 (Adjusted EBITDA)	$_________________
10.Ratio of Line A1 to Line A9	____:1.00
11.Threshold limit pursuant to Section 8.23(e)(x)	3.15:1.00 for 12/31/14; 3.65:1.00 for 3/31/15; 5.00:1.00 for 6/30/15; 7.00: 1.00 for 9/30/15; 4.00:1.00 for 12/31/15; 3.25:1:00 for 3/31/16; and 2.75:1.00 for 6/30/16 and all periods thereafter
12.Is Line A10 less than or equal to A11 (circle yes or no)	yes/no

B.Fixed Charge Coverage Ratio for the Loan Parties and their Subsidiaries (Section 8.26(b))
1.Adjusted EBITDA (Line A9)	$_________________
2Unfinanced Capital Expenditures for past 4 quarters	$_________________
3.Cash taxes for past 4 quarters	$_________________
4.Restricted Payments paid in cash for past 4 quarters	$_________________
5.Line B1 minus the sum of Lines B2-B4	$_________________
6.Scheduled principal payments for past 4 quarters	$_________________
7.Interest Expense for past 4 quarters	$_________________
8.Sum of Lines B6 and B7 (Fixed Charges)	$_________________
9.Ratio of Line B5 to Line B8	____:1.00
10.Threshold limit pursuant to Section 8.23(e)(y)	1.00:1.00 for 6/30/15; 0.50:1.00 for 9/30/15; 1.00:1.00 for 12/31/15; and 1:25:1.00 for 3/31/16 all periods thereafter
11.Is Line B9 greater than or equal to B10 (circle yes or no)	yes/no
C.Calculation of Financial Covenants Pursuant to Section 8.23(a), (b) and (c)
1.If either of Line A12 or B11 is “no”, then the financial covenants set forth below must be calculated

FINANCIAL COVENANTS (SECTION 8.23)

A.Total Leverage Ratio for the Loan Parties and their Non-Canadian Subsidiaries (Section 8.23(a))
1.Funded Debt (per definition)	$_________________
2.Net Income for past 4 quarters	$_________________
3.Interest Expense for past 4 quarters	$_________________
4.Federal, state and local income taxes for past 4 quarters	$_________________
5.Depreciation and amortization for past 4 quarters	$_________________
6.Extraordinary fees or expenses for past 4 quarters	$_________________
7.Sum of Lines A2-A6 (EBITDA)	$_________________

8.Adjustments per definition of Adjusted EBITDA	$_________________
9.Sum of Lines A7 and A8 (Adjusted EBITDA)	$_________________
10.Ratio of Line A1 to Line A9	____:1.0
11.Line A10 Ratio shall not exceed	____:1.0
12.The Borrower is in compliance? (circle yes or no)	yes/no
B.Funded Debt to Capitalization Ratio for the Loan Parties and their Non-Canadian Subsidiaries (Section 8.23(b))
1.Funded Debt (Line A1)	$_________________
2.Net Worth	$_________________
3.Sum of Lines B1 and B2 (Total Capitalization)	$_________________
4.Ratio of Line B1 to Line B3	____:1.0
5.Line B4 Ratio shall not exceed	0.50:1.0
6.The Borrower is in compliance? (circle yes or no)	yes/no
C.Fixed Charge Coverage Ratio for the Loan Parties and their Non-Canadian Subsidiaries (Section 8.23(c))
1.Adjusted EBITDA for past 4 quarters (Line A9)	$_________________
2.Unfinanced Capital Expenditures for past 4 quarters	$_________________
3.Cash taxes for past 4 quarters	$_________________
4.Restricted Payments paid in cash for past 4 quarters	$_________________
5.Line C1 minus the sum of Lines C2-C4	$_________________
6.Scheduled principal payments for past 4 quarters	$_________________
7.Interest Expense for past 4 quarters	$_________________
8.Sum of Lines C6 and C7 (Fixed Charges)	$_________________
9.Ratio of Line C5 to Line C8	____:1.0
10.Line C9 Ratio shall not be less than	1.35:1.0
11.The Borrower is in compliance? (circle yes or no)	yes/no